                                  DEED OF
TRUST, MORTGAGE AND

SECURITY AGREEMENT

THE STATE OF TEXAS     )

)  KNOW ALL MEN BY THESE PRESENTS: COUNTY OF
DALLAS       )

     THAT, ESC II, L.P., a Washington limited partnership (hereinafter called "GRARZTOR" whether one or more), for and in consideration of the sum of Ten Dollars
($10.00) to Grantor in hand paid by Andrew D.
Rooker, Trustee, of Dallas County, Texas
(hereinafter called the TRUSTEE"), in order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to the
Trustee the real estate situated in the
County of Dallas and State of Texas described in Exhibit A attached hereto and made a part hereof, together with all of Grantor's right, title and interest in and to (i) all the buildings and other improvements now on or that may be placed hereafter on said land during the existence of this lien; (ii) all materials, equipment, fixtures or other property whatsoever now or hereafter attached to, installed in, or used in connection with the buildings and other improvements now erected or hereafter to be erected on said land, including, but not limited to, all heating p g lighting, water heating, cooking, laundry, refrigerating, incinerating, ventilating and air conditioning equipment, disposals, dishwashers, refrigerators and ranges, recreational equipment and apparatus, utility lines and equipment (whether owned individually or jointly with others), sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, engines, machines, elevators, motors, cabinets, shades, blinds, partitions, window screens, screen doors, storm windows, awnings, drapes, and rugs and other floor coverings, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all of which property and things are hereby declared to be permanent fixtures and accessions to the freehold and part of the realty conveyed herein as security for the indebtedness herein mentioned, but excluding specifically any personal property owned by tenants, residents or occupants (collectively, the 'TENANTS");
(iii) all easements and rights of way used in connection with any of the foregoing property or as a means of ingress to or egress from said property; (iv) all interests of Grantor in and to any streets, ways, alleys and/or strips of land adjoining said land or any part thereof; and (v) all rights, estates, powers and privileges appurtenant or incident to the foregoing.

THIS AGREEMENT CONTAINS INDEMNIFICATION
PROVISIONS
WHICH, AMONG OTHER MATTERS AND IN CERTAIN
CIRCUMSTANCES, INDEMNIFY THE NOTEHOLDER
AGAINST THE
CONSEQUENCES OF THE NOTEHOLDER'S OWN
NEGLIGENCE AND AGAINST ANY STRICT LIABIUTY
IMPOSED ON THE NOTEHOLDER

     TO HAVE AND TO HOLD the foregoing
property (herein called the "MORTGAGED
PROPERTY") unto the Trustee and his
successors or substitutes in this trust and to his or their successors and assigns, IN
TRUST, however, upon the terms, provisions and conditions herein set forth.
In order to secure the payment of the
indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, Grantor hereby grants to the Noteholder (as hereinafter defined) a security interest in all goods, equipment, furnishings, fixtures, furniture, chattels and personal property of whatever nature owned by Grantor now or hereafter attached or affixed to or used in and about the building or buildings or other improvements now erected or hereafter to be erected on the lands described in Exhibit A attached hereto and made a part hereof, or otherwise located on said lands, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all building materials and equipment now or hereafter delivered to said premises and intended to be installed therein, all security deposits and advance rentals under lease agreements now or at any time hereafter covering or affecting any of the Property (as hereinafter defined) and held by or for the benefit of Grantor, all monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Property, all rents, issues and profits from leases of all or any part of the Property, all proceeds (including premium refunds) of each policy of insurance relating to the Property, all proceeds from the taking of the Property or any part thereof or any interest therein or right or estate appurtenant thereto by eminent domain or by purchase in lieu thereof, all contracts related to the Property, all money, funds, accounts, instruments, documents, general intangibles (including trademarks, trade names and symbols used in connection therewith), all notes or chattel paper arising from or related to the Property, all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Property, including without limitation and to the extent assignable, all licenses and permits now or hereafter issued by the Texas Department of Human Services or its successors or any other applicable governmental authority in connection with the operation of a personal care facility or assisted living facility within the Property, all plans, specifications, maps, surveys, reports, architectural, engineering and construction contracts, books of account, insurance policies and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Property, all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Property, all oil, gas and other hydrocarbons and other minerals produced from or allocated to the Property and all products processed or obtained therefrom, the proceeds thereof, all accounts and general intangibles under which such proceeds may arise, together with any sums of money that may now or at any time hereafter become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining leases covering the Property or any part thereof, and all inventory now or hereinafter situated or located in or about the building or buildings or other improvements now erected or hereafter to be erected on the lands described in Exhibit A attached hereto and made a part hereof (all of the property described in this paragraph hereinafter collectively called the
"COLLATERAL") and all proceeds of the
Collateral. (The Mortgaged Property and the
Collateral are herein sometimes collectively called the "PROPERTY").


ARTICLE 1

                               SECURED
INDEBTEDNESS

     1.1 SECURED INDEBTEDNESS. This Deed of
Trust, Mortgage and Security Agreement
(hereinafter called this "MORTGAGE") is made to secure and enforce the payment of the following note, obligations, indebtedness and liabilities: (a) one certain promissory note of even date herewith in the principal amount of Seventeen Million and No/100 Dollars
($17,000,000.00) made by Grantor, and payable to the order of GMAC COMMERCIAL MORTGAGE
CORPORATION, a California corporation, with interest at the rate or rates therein provided, both principal and interest being payable as therein provided and all amounts remaining unpaid thereon, and containing a provision for the payment of a reasonable additional amount as attorney's fees, and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, such note and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, being hereinafter called the "NOTE", and said payee and all subsequent holders of the Note or any part thereof or any interest therein or any of the "secured indebtedness" (as hereinafter defined) being hereinafter called the "NOTEHOLDER"; and (b) all loans and future advances made by the Noteholder to Grantor and all other debts, obligations arid liabilities of every kind and character of Grantor now or hereafter existing in favor of the Noteholder
(including all indebtedness incurred or
arising pursuant to the provisions of this Mortgage or any loan agreement relating to the above described indebtedness or any other instrument now or hereafter evidencing, governing or securing the above described indebtedness or any part thereof) whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether such debts, obligations and liabilities are evidenced by note, open account, overdraft, endorsement, surety agreement, .guaranty or otherwise, it being contemplated that Grantor may hereafter become indebted to the Noteholder in further sum or sums. The indebtedness referred to in this Paragraph is hereinafter sometimes called the "SECURED INDEBTEDNESS" or the "INDEBTEDNESS SECURED HEREBY."

ARTICLE 2

             REPRESENTATIONS: WARRANTIES AND
COVENANTS

     2.1 REPRESENTATIONS. WARRANTIES AND
COVENANTS. Grantor represents, warrants and covenants to and with the Noteholder as follows:

     (a) FINANCIAL MATTERS. Grantor is
solvent, is not bankrupt and has no
outstanding liens, suits, garnishments,
bankruptcies or court actions which could render Grantor insolvent or bankrupt. There has not been filed by or against Grantor a petition in bankruptcy or a petition or answer seeking an assignment for the benefit of creditors, the appointment of a receiver, trustee, custodian or liquidator with respect to Grantor or any substantial portion of Grantor's property, reorganization, arrangement, rearrangement, composition, extension, liquidation or dissolution or similar relief under the Federal Bankruptcy
Code or any state law. All reports,
statements and other data furnished by
Grantor to the Noteholder in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Grantor or of any Tenants under Leases described in such reports, statements and other data. For the purposes of this paragraph, Grantor shall also include any surety(ies) and any joint venturer or general partner of Grantor.

     (b) TITLE AND AUTHORITY. Grantor is the
lawful owner of good and indefeasible title to the Property and has good right and authority to grant, bargain, sell, transfer, assign and mortgage the Mortgaged Property and to grant a security interest in the Collateral. Grantor does not do business with respect to the Property under any trade name.

     (c) PERMITTED ENCUMBRANCES. The Property is free and clear from all liens, security interests and encumbrances except the lien and security interest evidenced hereby and the encumbrances set forth in Exhibit B attached hereto and made a part hereof
(hereinafter called the "PERMITTED
ENCUMBRANCES"). There are no mechanic's or materialmen's liens, or other claims constituting or that may constitute a lien on the Property, or any part thereof.

     (d) NO FINANCING STATEMENT. There is no
financing statement covering the Property or its proceeds on file in any public office.

     (e) LOCATION OF COLLATERAL. All tangible
Collateral is or will be located on the
property described in Exhibit A attached hereto and made a part hereof.

     (f) NO HOMESTEAD. No portion of the
Property is being used, or is intended to be used in the future, as Grantor's business or residential homestead.

     (g) NO DEFAULT OR VIOLATION. The
execution, delivery and performance of this Mortgage, the Note and all other instruments or documents evidencing, securing or relating to the secured indebtedness (hereinafter called the "LOAN DOCUMENTS") do not contravene, result in a breach of or constitute a default under any mortgage, deed of trust, lease, promissory note, loan agreement or other contract or agreement to which Grantor is a party or by which Grantor or any of its properties may be bound or affected and do not violate or contravene any law, order, decree, rule or regulation to which Grantor is subject.

     (h) COMPLIANCE WITH COVENANTS AND LAWS.
The Property and the intended use thereof by Grantor comply with all applicable restrictive covenants, zoning ordinances and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other applicable laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions
(all of the foregoing hereinafter sometimes collectively called "APPLICABLE LAWS" without reliance upon grandfather provisions or adjacent or other properties; Grantor has obtained, or will obtain prior to the Noteholder's first disbursement for construction costs, all requisite zoning, utility, building, health and operating permits from the governmental authority or municipality having jurisdiction over the
Property. All engineering specifications with respect to the Properly are within applicable environmental standards.

     (i) ENVIRONMENTAL. Without limitation of the foregoing, the Property and Grantor are not in violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any Applicable Laws pertaining to health or the environment (such Applicable Laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called
"APPLICABLE ENVIRONMENTAL LAWS"), including without limitation the Comprehensive
Environmental Response, Compensation, and
Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called
"CERCLA"), the Resource Conservation and
Recovery Act of 1976, as amended by the Used
Oil Recycling Act of 1980, the Solid Waste
Disposal Act Amendments of 1980, and the
Hazardous and Solid Waste Amendments of 1984
(as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste
Disposal Act, except as may be disclosed in that certain environmental report dated
October 2, 1996, prepared by Atec Associates,
Inc., provided to the Noteholder, and to the best of Grantor's knowledge, this representation would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property and Grantor.

Grantor has not obtained and is not required to obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment forming a part of the Property by reason of any Applicable Environmental
Laws. Grantor undertook, at the time of
acquisition of the Property, all appropriate inquiry into the previous ownership and uses of the Property consistent with good commercial or customary practice. Grantor has taken all steps necessary to determine and has determined that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the Property. The use which Grantor makes and intends to make of the Property will not result in the disposal or other release of any hazardous substance or solid waste on or to the Property. The terms "hazardous substance" and "release" as used in this Mortgage shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or
"disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" (or "disposed") which is broader than that specified in either
CERCLA or RCRA, such broader meaning shall apply.

     (j) NO SUITS. There are no judicial or
administrative actions, suits or proceedings pending or, to the best of Grantor's knowledge, threatened against or affecting
Grantor, any other person liable, directly or indirectly, for the secured indebtedness, or the Property or involving the validity, enforceability or priority of any of the Loan
Documents.

     (k) CONDITION OF PROPERTY. The Property
is or will be served by electric, gas, storm and sanitary sewers, sanitary water supply, telephone and other utilities required for the use thereof as represented by Grantor at or within the boundary lines of the Property.
All streets, alleys and easements necessary to serve the Property for the use represented by Grantor have been completed and are serviceable and such streets have been dedicated and accepted by applicable governmental entities. The Property is free from damage caused by fire or other casualty.
Grantor is aware of no latent or patent
structural or other significant deficit or deficiency in the Property. Design and as-built conditions of the Property are such that no drainage or surface or other water will drain across or rest upon either the Property or land of others, except in the manner permitted by applicable law. None of the Property is within a flood plain except as indicated on a survey of the Property delivered to the Noteholder. None of the improvements on the Property create an encroachment over, across or upon any of the Property boundary lines, rights of way or easements, and no buildings or other improvements on adjoining land create such an encroachment.

     (l) ORGANIZATION. Grantor, if a
corporation, is duly incorporated and legally existing under the laws of the State of its incorporation and is duly qualified to do business in the State of Texas. Grantor, if a partnership or joint venture, is duly organized under the Texas Revised Partnership
Act. Grantor, if a limited partnership, is duly organized under the Texas Revised
Limited Partnership Act or if organized under the laws of a state other than Texas, is qualified under the Texas Revised Limited
Partnership Act. Grantor, if a limited
liability company, is duly organized under the Texas Limited Liability Act, or if organized under the laws of a state other than Texas, is qualified under the Texas
Limited Liability Act. Grantor has all
requisite power and all governmental
certificates of authority, licenses, permits, qualifications and other documentation to own, lease and operate its properties and to carry on its business as now conducted and as contemplated to be conducted. The foregoing representations in this subparagraph shall also apply to any corporation, partnership, joint venture or limited partnership which is a general partner or joint venturer of Grantor.

     (m) ENFORCEABILITY. The Note, this
Mortgage and all other instruments securing the payment of the Note constitute the legal, valid and binding obligations of Grantor enforceable in accordance with their terms.
The execution and delivery of, and
performance under, the Note, this Mortgage and all other instruments securing the payment of the Note are within Grantor's powers and have been duly authorized by all requisite action and are not in contravention of the powers of Grantor's charter, by-laws or other corporate papers if Grantor is a corporation, or of Grantor's partnership or joint venture agreement if Grantor is a partnership or joint venture, or of Grantor's limited partnership agreement if Grantor is a limited partnership, or of Grantor's articles or operating agreement if Grantor is a limited liability company.

     (n) NOT A FOREIGN PERSON. Grantor is not a "foreign person" within the meaning of the Internal Revenue Code of 1954, as amended
(hereinafter called the "CODE"), Sections
1445 and 7701 (i.e. Grantor is not a
nonresident alien, foreign corporation,
foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

     (o) WARRANTY. Grantor will warrant and
forever defend the title to the Property against the claims of all persons whomsoever claiming or to claim the same or any part thereof, subject to the Permitted
Encumbrances.

     2.2. COVENANTS AND AGREEMENTS. So long
as the secured indebtedness or any part
thereof remains unpaid, Grantor covenants and agrees with the Noteholder as follows:

     (a) PAYMENT. Grantor will make prompt
payment, as the same becomes due, of the Note and of all installment of principal and interest thereon and of all other secured indebtedness.

     (b) EXISTENCE. Grantor will continuously maintain its existence and its right to do business in the State of Texas together with its franchises and trade names.

     (c) TAXES ON NOTE AND OTHER TAXES.
Grantor will promptly pay all income,
franchise and other taxes owing by Grantor and any stamp taxes which may be required to be paid with respect to the Note, this Mortgage or any other instrument evidencing or securing any of the secured indebtedness.

     (d) OPERATION OF PROPERTY. Grantor will
operate the Property in a good and
workmanlike manner and in accordance with all Applicable Laws and will pay all fees or charges of any kind in connection therewith.
Grantor will keep the Property occupied so as not to impair the insurance carried thereon.
Grantor will not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Applicable Law or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.
Grantor shall cause the Property to be at all times managed by a management agent, acceptable to the Noteholder, pursuant to a management agreement, in the form and substance acceptable the to the Noteholder.
Grantor will not initiate or permit any
zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Applicable Laws.
Grantor will not impose any restrictive
covenants or encumbrances upon the Property, execute or file any subdivision plat affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of the Noteholder. Grantor shall not cause or permit any drilling or exploration for, or extraction, removal or production of, minerals from the surface or subsurface of the Property. Grantor will not do or suffer to be done any act whereby the value of any part of the Property may be lessened. Grantor will allow the Noteholder or its authorized representative to enter the Property, after reasonable notice and during normal business hours, to inspect the Property and Grantor's books and records pertaining thereto and Grantor will assist the Noteholder or said representative as reasonably necessary to make such inspection. Prior to any such inspection, Grantor shall provide the
Noteholder with a current certified rent roll of all parties in possession and other data reasonably necessary for the Noteholder or its representative to conduct its inspection.
If Grantor receives a notice or claim from any federal, state or other governmental entity pertaining to the Property, including specifically but without limitation a notice that the Property is not in compliance with any Applicable Law, Grantor will promptly furnish a copy of such notice or claim to the Noteholder.

     (e) DEBTS FOR CONSTRUCTION. Grantor will cause all debts and liabilities of any character, including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property; incurred in the construction, maintenance, operation and development of the Property to be promptly paid. Grantor shall comply with the Loan
Agreement relating to disbursement of
construction funds and lien waivers in
connection with such disbursements. Pursuant to the Loan Agreement, Grantor shall cause payment and performance bonds to be maintained. If Grantor fails to maintain such payment and performance bonds, and in the event Grantor fails to discharge any mechanic's liens filed against the Property or any portion thereof, in addition to any other right or remedy provided to the Noteholder hereunder, the Noteholder may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings;
notwithstanding the foregoing to the
contrary, Grantor shall have the right to contest in good faith any such mechanic's liens filed against the Property in accordance with Section 4.1 (r) of the Loan
Agreement. It any suit or proceeding shall be brought to foreclose or enforce any such lien, Grantor shall, at its own sole cost and expense, promptly pay, satisfy and discharge any final judgment entered therein, and if Grantor fails to do so, then the Noteholder, at its option, may do so. All amounts, charges, costs, expenses, fees and sums incurred or disbursed by the Noteholder in connection with the foregoing shall be a demand obligation owing by Grantor to the Noteholder pursuant to this Mortgage and shall be subject to and covered by the provision of paragraph 2.3 hereof.

     (f) AD VALOREM TAXES. Grantor will cause to be paid prior to delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Property, or any part thereof, or against the Trustee or the Noteholder (except for any income taxes or franchise taxes levied or assessed against the Trustee or the Noteholder) for or on account of the Note or the other indebtedness secured hereby or the interest created by this Mortgage and will furnish the Noteholder with receipts showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable default date therefor; except that Grantor may in good faith, by appropriate proceedings, contest the validity, applicability, or amount of any asserted tax or assessment, and pending such contest Grantor shall not be deemed in default hereunder if (i) prior to delinquency of the asserted tax or assessment Grantor establishes an escrow acceptable to the Noteholder adequate to cover the payment of such tax or assessment with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Grantor upon payment of all such taxes, assessments, interest, costs and penalties);
(ii) Grantor pays to the Noteholder promptly after demand therefor all costs and expenses incurred by the Noteholder in connection with such contest; and (iii) Grantor promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the tax, assessment, penalties, interest and costs shall be paid prior to the date any writ or order is issued under which the Property may be sold.

     (g) REPAIR AND MAINTENANCE. Grantor will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate. Grantor will promptly replace all worn-out or obsolete fixtures or personal property covered by this Mortgage with fixtures or personal property comparable to the replaced fixtures or personal property when new, and will repaint the Property when needed. Notwithstanding the foregoing,
Grantor will not, without the prior written consent of the Noteholder, (i) remove from the Property any fixtures or personal property covered by this Mortgage except such as is replaced by Grantor (if such replacement is reasonably necessary or required in the operation of Grantor's business) by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Mortgage), (ii) make any structural alteration to the Property (other than the initial construction of the Mortgaged Property pursuant to the Loan
Agreement) or any other alterations thereto which impair the value thereof or (iii) during construction of improvements, make any changes to the Plans and Specifications (as defined in the Loan Agreement) except as provided in the Loan Agreement and, following completion of construction, make any alteration to the Property involving an estimated expenditure exceeding $25,000 except pursuant to plans and specifications approved in writing by the Noteholder. Upon request of the Noteholder, Grantor will deliver to the Noteholder an inventory describing and showing the make, model, serial number and location of all fixtures and personal property used in the management, maintenance and operation of the Property with a certification by Grantor that said inventory is a true and complete schedule of all such fixtures and personal property used in the management, maintenance and operation of the Property, that such items specified in the inventory constitute all of the fixtures and personal property required in the management, maintenance and operation of the Property, and that all such items are owned by Grantor free and clear of any lien or security interest (except that created by this Mortgage).

     (h) INSURANCE AND CASUALTV. Grantor will keep the Property insured against loss or damage by fire, explosion, windstorm, hail, flood (if the Property shall at any time be located in an identified "flood prone area" in which flood insurance has been made available pursuant to the Flood Disaster
Protection Act of 1973), tornado and such other hazards as may be required by the Noteholder (including war damage if available under sponsorship of the

United States Government when war is
threatened or declared) by policies of fire, extended coverage and other insurance in such company or companies, in such amounts, upon such terms and provisions, and with such endorsements, all as may be reasonably acceptable to the Noteholder. Grantor will also provide such other insurance as the Noteholder may from time to time require, in such companies, upon such terms and provisions, in such amounts, and with such endorsements, all as are reasonably approved by the Noteholder. Grantor further agrees that Grantor will deliver to the Noteholder the original certificates evidencing such insurance and any additional insurance which shall be taken out upon any part of the Property and receipts evidencing the payment of all premiums, and will deliver certificates evidencing renewals of all such policies of insurance to the Noteholder at least fifteen (15) days before any such insurance shall expire. Without limiting the discretion of the Noteholder with respect to required endorsements to insurance policies,
Grantor further agrees that all such policies shall provide that proceeds thereunder will be payable to the Noteholder as its interest may appear pursuant and subject to a mortgage clause (without contribution) of standard form attached to or otherwise made a part of the applicable policy. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Grantor in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or the Noteholder or other transferee in the event of such other transfer of title. In the event any of the Property covered by such insurance is destroyed or damaged by fire, explosion, windstorm, hail or by any other casualty against which insurance shall have been required hereunder, (i) the Noteholder may, but shall not be obligated to, make proof of loss if not made promptly by Grantor, (ii) each insurance company concerned is hereby authorized and directed to make payment for such loss directly to the Noteholder instead of to Grantor, and (iii) the Noteholder shall have the right to apply the insurance proceeds as follows:

          (i) first, to reimburse the
     Noteholder or the Trustee for all costs
     and expenses, including reasonable
     attorney's fees, incurred in connection
     with the collection of such proceeds;
     and

          (ii) second, the remainder of said
     proceeds shall be applied, at the
     discretion of the Noteholder, in payment
     (without premium or penalty unless such
     are otherwise payable under the Note due to acceleration or otherwise) of the secured indebtedness, either in whole or in part, whether or not then due and payable, in the order determined by the Noteholder in its sole discretion, or to the repair, restoration or replacement, either partly or entirely, of the Property so destroyed or damaged, provided that, any insurance proceeds held by the Noteholder to be applied to the repair, restoration or replacement of the Property shall be so held without payment or allowance of interest thereon and shall be paid out from time to time upon compliance by Grantor with such terms, conditions and requirements as may be imposed by the Noteholder.
     Notwithstanding the preceding sentence
     to the contrary, in the event any damage or destruction of the Property results in a claim of loss of less than $100,000, the remainder of said insurance proceeds (after reimbursement of the Noteholder or the Trustee for all costs and expenses, including reasonable attorney's fees, if any, incurred in connection with the collection of such proceeds) shall be applied to the repair, restoration or replacement of the portion of the Property so destroyed or damaged. In any event, notwithstanding the occurrence of any casualty, the unpaid portion of the secured indebtedness shall remain in full force and effect (except to the extent of application of insurance proceeds as provided above) and Grantor shall not be excused in the payment thereof. If any act or occurrence of any kind or nature (including any casualty on which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Grantor shall give immediate notice thereof to the Noteholder and, unless otherwise so instructed by the
     Noteholder, Grantor shall promptly, at
     Grantor's sole cost and expense and
     regardless of whether the insurance
     proceeds, if any, shall be made
     available to Grantor (after
     reimbursement of the Noteholder or the
     Trustee for all costs and expenses,
     including reasonable attorneys' fees, if any, incurred in connection with the collection of such proceeds) or regardless of whether the insurance proceeds, if any, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction in accordance with plans and specifications submitted to and approved by the Noteholder and otherwise in accordance with the provisions of this Mortgage.

     (i) CONDEMNATION. Immediately upon
obtaining knowledge of the
institution of any proceedings for the
condemnation of the Property or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Grantor will notify the Noteholder of the pendency of such proceedings. The Noteholder may participate in any such proceedings, and Grantor shall from time to time deliver to the Noteholder all instruments requested by it to permit such participation. Grantor shall, at its expense, diligently prosecute any such proceedings, and shall consult with the Noteholder, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the Property shall be paid to the Noteholder and shall be applied as follows:

          (i) first, to reimburse the
     Noteholder or the Trustee for all costs
     and expenses, including reasonable
     attorney's fees, incurred in connection
     with collection of such proceeds; and

          (ii) second, the remainder of said
     proceeds shall be applied, at the
     discretion of the Noteholder, to the
     payment (without premium or penalty
     unless such are otherwise payable under
     the Note due to acceleration or
     otherwise) of the secured indebtedness
     in the order determined by the
     Noteholder in its sole discretion or
     paid out to repair or restore the
     Property so affected by such
     condemnation, injury or damage in the
     same manner as provided in subparagraph
     (h) of this Paragraph 2.2. In any event, notwithstanding such condemnation, the unpaid portion of the secured indebtedness shall remain in full force and effect (except to the extent of application of condemnation proceeds as provided above) and Grantor shall not be excused in the payment thereof. Provided the Noteholder consents to the use of the proceeds to pay for the cost of repair, restoration or replacement of the Property, Grantor shall promptly commence and complete such repair, restoration or replacement of the
     Property as nearly as possible to its
     value, condition and character
     immediately prior to such damage or
     taking in accordance with plans and
     specifications submitted to and approved by the Noteholder and otherwise in accordance with the provisions of this Mortgage. Grantor hereby assigns and transfers all such proceeds, judgments, decrees and awards to the Noteholder and agrees to execute such further assignments of all such proceeds, judgments, decrees and awards as the Noteholder may request. The Noteholder is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award. The
     Noteholder shall not be, in any event or circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.

     (j) PROTECTION AND DEFENSE OF LIEN. If
the validity or priority of this Mortgage or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against
Grantor with respect thereto, Grantor will give prompt written notice thereof to the Noteholder and at Grantor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including but not limited to the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and the Trustee and the Noteholder, or either of them (whether or not named as parties to legal proceedings with respect thereto) are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property (unless Grantor notifies the Noteholder in writing that Grantor disputes such claim which is the subject matter of such compromise or discharge in which event Grantor shall immediately furnish to the Noteholder a sufficient bond or other adequate security, as reasonably required by the Noteholder, while such claim is being disputed and Grantor shall pursue such claim with due diligence), the purchase of any tax title and the removal of prior liens or security interests (including but not limited to the payment of debts as they mature or the payment in full of matured or nonmatured debts, which are secured by these prior liens or security interests), and all expenses so incurred of every kind and character shall be a demand obligation owing by Grantor and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

     (k) NO OTHER LIENS. Grantor will not,
without the prior written consent of the Noteholder, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual (except for the lien for ad valorem taxes on the Property which are not delinquent), security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of the Noteholder, Grantor will cause the same to be promptly discharged and released. Grantor will own all parts of the Property and will not acquire any fixtures, equipment or other
Property forming a part of the Properly
pursuant to a lease, license or similar
agreement, in excess of $25,000 in the
aggregate, without the prior written consent of the Noteholder.

     (l) BOOKS AND RECORDS. Grantor will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made as to all operations on the Property, and will permit all such books and records
(including without limitation all contracts, statements, invoices, bills and claims for labor, materials and services supplied for the construction and operation of the improvements forming a part of the Property) to be inspected by the Noteholder and its duly accredited representatives at all times during reasonable business hours.

     (m) FINANCIAL STATEMENTS AND REPORTS:
RENT ROLL. Grantor will deliver to the
Noteholder, within one hundred twenty (120) days after the close of each fiscal year of Grantor, a statement of condition or balance sheet of Grantor as at the end of such fiscal year. Grantor will deliver to the Noteholder, within one hundred twenty (120) days after the close of the fiscal year of each guarantor of the indebtedness secured hereby, a statement of condition or balance sheet of such guarantor as at the end of such fiscal year. Grantor will deliver to the Noteholder, within thirty
(30) days after the close of each calendar month, an operating statement showing in reasonable detail all income and expenses of Grantor with respect to the Property during such month and for the fiscal year through the end of such month. Said statements of condition, balance sheets and operating statements shall be in scope and detail reasonably satisfactory to the Noteholder and shall be prepared and certified as to accuracy by an independent certified public accountant or representative of Grantor acceptable to the Noteholder. Grantor will deliver to the Noteholder, within thirty (30) days after the close of each calendar quarter of Grantor, a rent roll of the Property containing the name and address of all Tenants then occupying portions of the Property under valid and subsisting Leases and, with respect to each of such Leases, the rentals payable, square footage of the leased or occupied premises, amount of security deposit, lease commencement date, lease expiration date, date through which rent is paid and the nature and extent of any material defaults by tenant, all certified as to accuracy by a representative of Grantor acceptable to the Noteholder. If, and as often as, reasonably requested by the Noteholder, Grantor will make further reports of operations in such form as the Noteholder reasonably prescribes, setting out full data as reasonably requested by the Noteholder.

     (n) ESCROW. In order to secure the
performance and discharge of Grantor's
obligations under subparagraphs (f) and (h) of this Paragraph 2.2, but not in lieu of such obligations, Grantor will deposit with the Noteholder, concurrently with the execution and delivery of this Mortgage, a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation ground rents and water and sewer rents and any other recurring charge which could create or result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by the Noteholder and prorated to the end of the calendar month following the month during which this Mortgage is executed and delivered, and thereafter will deposit with the Noteholder, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by the Noteholder) to permit the Noteholder to pay, at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. If any such escrow funds are not paid to the Noteholder within ten (10) days from the date same shall become due, Grantor shall pay a late or collection charge equal to the lesser of (a) the maximum lawful rate as permitted by applicable law (as such term is defined in Section 5.15 hereof), or (b) five percent (5%) of the unpaid escrow amount. The Noteholder shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by the Noteholder for future use or refunded to Grantor, at the Noteholder's option; and any deficiency in such funds so deposited shall be made up by Grantor upon demand of the Noteholder. All such funds so deposited shall not bear interest, may be mingled with the general funds of the Noteholder and shall be applied by the Noteholder toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to the Noteholder by Grantor (which statements shall be presented by Grantor to the Noteholder a reasonable time before the applicable amount is due) ; provided, however, that, if a default shall have occurred hereunder, such funds may at the Noteholder's option be applied to the payment of the secured indebtedness in the order determined by the Noteholder in its sole discretion, and that the Noteholder may at any time, in its discretion, apply all or any part of such funds (including accrued interest thereon) toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by the Noteholder under this subparagraph (n) but subject to the rights of the Noteholder hereunder.

     (o) FURTHER ASSURANCES. Grantor will, on request of the Noteholder, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Mortgage and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the
Property; (iii) execute, acknowledge,
deliver, procure and record or file any
document or instrument (including
specifically any financing statement)
reasonably required by the Noteholder to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iv) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary proper in the reasonable determination of the Noteholder to enable the Noteholder to comply with the requirements or requests of any agency having jurisdiction over the
Noteholder or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Property; and Grantor will pay all costs connected with any of the foregoing.

     (p) FEES AND EXPENSES; INDEMNIFICATION.
Grantor will pay all actual appraisal fees, filing and recording fees, inspection fees, survey fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, uniform commercial code search fees, escrow fees, reasonable attorney's fees and all other reasonable and actual costs and expenses of every character incurred by Grantor or the Noteholder in connection with the loan evidenced by the Note, either at the closing thereof or at any time during the term thereof, or otherwise attributable or chargeable to Grantor as owner of the Property, and will reimburse the Noteholder for all such costs and expenses incurred by it as set forth herein. Grantor shall pay all expenses and reimburse the Noteholder for any expenditures, including reasonable attorney's fees and legal expenses, incurred or expended in connection with (i) the breach by Grantor of any covenant herein or in any other instrument securing the payment of the Note,
(ii) the Noteholder's exercise of any of its rights and remedies hereunder or under the Note or any other instrument securing the payment of the Note or the Noteholder's protection of the Property and its lien and security interest therein, or (iii) any amendments to this Mortgage, the Note or any other Loan Document or any matter requested by Grantor or any approval required hereunder. Grantor will indemnify and hold harmless the Trustee and the Noteholder (for purposes of this paragraph, the terms "the
Trustee" and "the Noteholder" shall include any financial institution or entity or person owning all or part of the Note and the directors, officers, partners, employees and agents of the Trustee and the Noteholder, respectively, and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with the Trustee and the Noteholder, respectively) from and against, and reimburse them for, all claims, demands, liabilities, losses, damages, causes of action, judgments, penalties, costs and expenses (including, without limitation, reasonable attorney's fees) which may be imposed upon or incurred or paid by them by reason of, on account of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever or asserted against them on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Property or with this Mortgage, the Note or any other instrument securing the payment of the Note. WITHOUT
LIMITATION, IT IS THE INTENTION OF GRANTOR
AND GRANTOR AGREES THAT THE FOREGOING
INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED
PARTY WITH RESPECT TO CLAIMS, DEMANDS,
LIABILITIES, LOSSES, DAMAGES, CAUSES OF
ACTION, JUDGMENTS, PENALTIES, COSTS AND
EXPENSES (INCLUDING WITHOUT LIMITATION,
REASONABLE ATTORNEY'S FEES) WHICH IN WHOLE OR
IN PART ARE CAUSED BY OR ARISE OUT OF THE
NEGLIGENCE OF SUCH (AND/OR ANY OTHER)
INDEMNIFIED PARTY; PROVIDED, HOWEVER, SUCH
INDEMNITIES SHALL NOT APPLY TO ANY
INDEMNIFIED PARTY TO THE EXTENT THE
SUBJECT OF THE INDEMNIFICATION IS CAUSED BY
OR ARISES OUT OF THE GROSS NEGLIGENCE OR
WILLFUL MISCONDUCT OF SUCH

INDEMNIFIED PARTY. The foregoing indemnities shall not terminate upon release, foreclosure or other termination of this Mortgage but will survive foreclosure of this Mortgage or conveyance in lieu of foreclosure and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid under this subparagraph by Grantor to the Noteholder and/or the Trustee shall be a demand obligation owing by Grantor to the Noteholder and/or the Trustee and shall be subject to and governed by the provisions of Paragraph 2.3 hereof.

     (q) LIABILITY INSURANCE. Grantor shall
maintain Comprehensive General Liability insurance against claims for bodily injury or death and property damage occurring in or upon or resulting from the Property, in standard form and with such insurance company or companies as may be reasonably acceptable to the Noteholder, such insurance to afford immediate protection, in amounts reasonably acceptable to the Noteholder. Such
Comprehensive General Liability insurance shall include Blanket Contractual Liability coverage which insures contractual liability under the indemnifications of the Noteholder and the Trustee by Grantor set forth in this Mortgage (but such coverage or the amount thereof shall in no way limit such indemnifications). Grantor shall maintain with respect to each policy or agreement evidencing such Comprehensive General
Liability insurance such endorsements as may be reasonably required by the Noteholder and shall at all times deliver and maintain with the Noteholder a certificate with respect to such insurance in form satisfactory to the Noteholder not less than fifteen (15) days prior to the expiration date of each policy of insurance required of Grantor pursuant to this subparagraph 2.2(q), Grantor shall deliver to the Noteholder an original certificate evidencing a renewal policy or policies and accompanied by evidence of payment reasonably satisfactory to the
Noteholder. In the event of a foreclosure of this Mortgage, the purchaser of the Property shall succeed to all the rights of Grantor, including any right to unearned premiums, in and to all policies of insurance assigned pursuant to the provisions of this subparagraph, and Grantor hereby authorizes the Noteholder to notify any or all insurance carriers of this assignment.

     (r) TAX ON LIEN. In the event of the
enactment after this date of any law of the State of Texas or of any other governmental entity deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon the Noteholder the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the indebtedness secured hereby or the

Noteholder, then, and in any such event, Grantor, upon demand by the Noteholder, shall pay such taxes, assessments, charges or liens, or reimburse the Noteholder therefor;
provided, however, that if in the opinion of counsel for the
Noteholder (i) it might be unlawful to
require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, the Noteholder may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable ninety (90) days from the giving of such notice.

     (s) CHANGE OF NAME. IDENTITY OR
STRUCTURE. Grantor will not change Grantor's name, identity (including its trade name or names) or, if not an individual, Grantor's corporate, partnership or other structure without notifying the Noteholder of such change in writing at least thirty (30) days prior to the effective date of such change.
Grantor will execute and deliver to the
Noteholder, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by the Noteholder to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of the Noteholder, Grantor shall execute a certificate in form satisfactory to the Noteholder listing the trade names under which Grantor intends to operate the Property, and representing and warranting that Grantor does business under no other trade name with respect to the Property.

     (t) LOCATION AND USE OF COLLATERAL. All
tangible Collateral will be used in the
business of Grantor and shall remain in
Grantor's possession or control at all times at Grantor's risk of loss and shall be located on the real property described in Exhibit A hereto.

     (u) ESTOPPEL CERTIFCATE. Grantor shall
at any time and from time to time, but not more than twice in any calendar year, furnish promptly upon request by the Noteholder a written statement in such form as may be required by the Noteholder stating that the Note, this Mortgage and the other instruments securing the payment of the Note are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms; the unpaid principal balance of the Note; the date to which interest on the Note is paid; that the Note, this Mortgage and the other instruments securing the payment of the Note have not been released, subordinated or modified; and that there are no offsets or defenses against the enforcement of the Note, this Mortgage or any other instrument securing the payment of the Note, or if any of the foregoing statements are untrue, specifying the reasons therefor.

     (v) PROCEEDS OF COLLATERAL. Grantor
shall account fully and faithfully for and, if the Noteholder so elects, shall promptly pay or turn over to the Noteholder the proceeds in whatever form received from disposition in any manner of any of the Collateral, except as otherwise specifically authorized herein. Grantor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Grantor and shall keep accurate and complete records of the Collateral and its proceeds.

     (w) LOAN AGREEMENT. Grantor will
punctually perform and discharge each and every obligation and undertaking of Grantor under the Construction Loan Agreement of even date herewith, as from time to time amended or restated, (herein called the "LOAN
AGREEMENT") between Grantor and the
Noteholder and will not permit a default to occur thereunder.

     (x) PERMITTED ENCUMBRANCES. Grantor will comply with and will perform all of the covenants, agreements and obligations imposed upon it or the Property in the Permitted
Encumbrances in accordance with their
respective terms and provisions. Grantor will not modify or permit any modification of any Permitted Encumbrance, without the prior written consent of the Noteholder.

     (y) ENVIRONMENTAL. Grantor will not
cause or permit the Property or Grantor to be in violation of, or do anything or permit anything to be done which will subject the Property to any remedial obligations under, any Applicable Environmental Laws, including without limitation CERCLA, RCRA, the Texas
Water Code and the Texas Solid Waste Disposal
Act, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property and Grantor and Grantor will promptly notify the Noteholder in writing of any existing, pending or, to the best knowledge of Grantor, threatened investigation or inquiry by any governmental authority in connection with any Applicable
Environmental Laws. Grantor shall obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment forming a part of the Property by reason of any Applicable Environmental Laws.
Grantor shall take all steps necessary to determine that no hazardous substances or solid wastes are being disposed of or otherwise released on or to the Property.
Grantor will not cause or permit the disposal or other release of any hazardous substance or solid waste on or to the Property and covenants and agrees to keep or cause the Property to be kept free of any hazardous substance or solid waste and to remove the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at its sole expense;
provided, however, Grantor shall be permitted to keep small quantities of hazardous substances on the Property which are utilized by Grantor in the ordinary course of Grantor's business, in full compliance with Applicable Environmental Laws. Without limitation of the Noteholder's rights to declare a default hereunder and to exercise all remedies available by reason thereof, in the event
Grantor fails to comply with or perform any of the foregoing covenants and obligations, the Noteholder may (without any obligation, express or implied) remove any hazardous substance or solid waste from the Property
(or if removal is prohibited by law, take whatever action is required by law) and the cost of the removal or such other action shall be a demand obligation owing by Grantor to the Noteholder pursuant to this Mortgage and shall be subject to and covered by the provisions of Paragraph 2.3 hereof. In the event Grantor fails to comply with or perform any of the foregoing covenants and obligations, Grantor grants to the Noteholder and its agents, employees, contractors and consultants access to the Property and the license (which is coupled with an interest and irrevocable while this Mortgage is in effect) to remove the hazardous substance or solid waste (or if removal is prohibited by law, to take whatever action is required by law). Upon the Noteholder' s reasonable
request, but only if the Noteholder has
reason to believe there is a violation of Applicable Environmental Laws, at any time and from time to time during the existence of this Mortgage, Grantor will provide at Grantor's sole expense an inspection or audit of the Property from an engineering or consulting firm approved by the Noteholder, indicating the presence or absence of hazardous substances and solid wastes on the Property. If Grantor fails to provide same after thirty (30) days' notice (or such additional time, not to exceed an additional thirty (30) days, if Grantor is diligently pursuing obtaining such report or audit), the Noteholder may order same, and Grantor grants to the Noteholder and its agents, employees, contractors and consultants access to the Property and a license (which is coupled with an interest and irrevocable while this Mortgage is in effect) to perform inspections and tests. The cost of such inspections and tests shall be a demand obligation owing by Grantor to the Noteholder pursuant to this Mortgage and shall be subject to and covered by the provisions of Paragraph 2.3 hereof.

     (z) ASBESTOS. Grantor has informed the
Noteholder that certain portions of the
Property contain asbestos or material
containing asbestos which is or may become friable or material containing asbestos deemed hazardous by Applicable Environmental
Laws. Grantor will remove the same or take whatever action is required by law by implementing an operation and maintenance program (the "O & M PROGRAM"), acceptable to the Noteholder, at Grantor's sole expense, not later than March 31,1997. Without limitation of the Noteholder's rights to declare an event of default hereunder and to exercise all remedies available by reason thereof, in the event Grantor fails to comply with or perform any of the foregoing covenants and obligations, the Noteholder may (without any obligation, express or implied) remove such asbestos or material containing asbestos (or if removal is prohibited by law, take whatever action is required by law including without limitation implementing the
O & M Program) and the cost of removal or such other action shall be a demand obligation owing by Grantor to the Noteholder pursuant to this Mortgage and shall be subject to and covered by the provisions of Paragraph 2.3 hereof. Grantor grants to the Noteholder and its agents, employees, contractors and consultants access to the Property and a license (which is coupled with an interest and irrevocable while this Mortgage is in effect) to remove such asbestos or materials containing asbestos or take whatever action is required by law, including without limitation, implementing the O & M Program.
Upon the Noteholder's reasonable request, at any time and from time to time during the existence of this Mortgage, Grantor shall provide, at Grantor's sole expense, an inspection or audit of the Property from an engineering or consulting firm approved by the Noteholder, evidencing the implementation of and compliance with the O & M Program. If
Grantor fails to provide same after ten (10) days' notice, the Noteholder may order same, and Grantor grants to the Noteholder and its agents, employees, contractors and consultants access to the Property and a license (which is coupled with an interest and irrevocable while this Mortgage is in effect) to perform inspections and tests. The cost of such inspections and tests shall be a demand obligation owing by Grantor to the Noteholder pursuant to this Mortgage and shall be subject to and covered by the provisions of Paragraph 2.3 hereof.

     2.3. RIGHT OF THE NOTEHOLDER TO PERFORM.
Grantor agrees that, if Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder
Grantor is required to pay, or takes any action prohibited hereby, the Noteholder, in Grantor's name or in its own name, may after notice to Grantor as may be set forth herein, but shall not be obligated to perform or cause to be performed such act or take such action or pay such money or remedy any action so taken, and any expenses so incurred by the Noteholder, and any money paid by the Noteholder in connection therewith, shall be a demand obligation owing by Grantor to the Noteholder and the Noteholder, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts due and owing by Grantor to the Noteholder pursuant to this Mortgage shall bear interest from the date such amount becomes due until paid at the rate of interest payable on matured but unpaid principal of or interest on the Note and shall be a part of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness.

     2.4. INDEMNIFICATION REAARDING
ENVIRONMENTAL MATTERS. Grantor agrees to indemnify and hold the Noteholder and the Trustee (for purposes of this paragraph, the terms "the Noteholder" and "the Trustee" shall include the directors, officers, partners, employees and agents of the Noteholder and the Trustee, respectively, and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with the Noteholder and the Trustee respectively) harmless from and against, and to reimburse the Noteholder and the Trustee with respect to, any and all claims, demands, losses, damages (including consequential damages), liabilities, causes of action, judgments, penalties, costs and expenses (including attorneys' fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, imposed on, asserted against or incurred by the Noteholder and/or the Trustee at any time and from time to time by reason of, in connection with or arising out of (a) the breach of any representation or warranty of Grantor as set forth herein regarding asbestos, material containing asbestos or Applicable Environmental Laws,
(b) the failure of Grantor to perform any obligation herein required to be performed by Grantor regarding asbestos, material containing asbestos or Applicable
Environmental Laws, (c) any violation on or before the Release Date (as hereinafter defined) of any Applicable Environmental Law in effect on or before the Release Date, (d) the removal of hazardous substances or solid wastes from the Properly (or if removal is prohibited by law, the taking of whatever action is required by law), (e) the implementation of the O & M Program, (f) any act, omission, event or circumstance existing or occurring on or prior to the Release Date
(including without limitation the presence on the Property or release from the Property of hazardous substances or solid wastes disposed of or otherwise released on or prior to the Release Date), resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Property, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable
Environmental Law at the time of its
existence or occurrence, and (g) any and all claims or proceedings (whether brought by private party or governmental agency) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous substance or solid waste located upon or migrating into, from or through the Property
(whether or not any or all of the foregoing was caused by Grantor or its Tenants or subtenants, or a prior owner of the Property or its Tenants or subtenants, or any third party and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of such substance or waste or the mere presence of such substance or waste on the Property). WITHOUT LIMITATION, THE
FOREGOING INDEMNITIES SHALL APPLY TO EACH
INDEMNIFIED PARTY WITH RESPECT TO CLAIMS,
DEMANDS, LOSSES, DAMAGES (INCLUDING
CONSEQUENTIAL DAMAGES), LIABILITIES, CAUSES
OF ACTION, JUDGMENTS, PENALTIES, COSTS AND
EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT
COSTS) WHICH IN WHOLE OR IN PART ARE CAUSED
BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH
(AND/OR ANY OTHER) INDEMNIFIED PARTY.
HOWEVER, SUCH INDEMNITIES SHALL NOTAPPLYTO
ANY INDEMNIFIED PARTY TO THE EXTENT THE
SUBJECT OF THE INDEMNIFICATION IS CAUSED BY
OR ARISES OUT OF THE GROSS NEGLIGENCE OR
WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY.
The "Release Date" as used herein shall mean the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released, or (ii) the date on which the lien of this Mortgage is foreclosed or a conveyance by deed in lieu of such foreclosure is fully effective; provided, if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the
Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid under this Paragraph by Grantor to the Noteholder and/or the Trustee shall be a demand obligation owing by Grantor to the Noteholder and/or the Trustee and shall be subject to and covered by the provisions of Paragraph 2.3 hereof. Nothing in this paragraph, elsewhere in this Mortgage or in any other document evidencing, securing or relating to the indebtedness secured hereby shall limit or impair any rights or remedies of the Noteholder and/or the Trustee against Grantor or any third party under Applicable
Environmental Laws, including without
limitation any rights of contribution or indemnification available thereunder.


ARTICLE 3


ASSIGNMENT OF RENTS

     3.1 ASSIGNMENT. In order to provide a
source of future payment of the indebtedness secured hereby, Grantor does hereby absolutely and unconditionally assign, transfer and set over to the Noteholder all of the rents, income, receipts, revenues, issues, profits and other sums of money
(hereinafter collectively called the "RENT") that are now or at any time hereafter become due and payable to Grantor under the terms of any leases, licenses, rental contracts and other agreements relating to occupancy
(hereinafter called the "LEASES"), now or hereafter covering or affecting the Property, or any part thereof, or arising or issuing from or out of the Leases or from or out of the Property or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, security deposits, advance rents, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Property, and all of Grantor's rights to recover monetary amounts from any lessee in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under any applicable Bankruptcy Law (as hereinafter defined), including specifically the immediate and continuing right to collect and receive each and all of the foregoing. Until receipt from the Noteholder of notice of the occurrence of a default specified in this Mortgage (hereinafter called a "NOTICE OF
DEFAULT"), each lessee under the Leases shall pay Rent directly to Grantor and Grantor shall have the right to receive such Rent provided that Grantor shall hold such Rent as a trust fund to be applied as required by the Noteholder and Grantor hereby covenants so to apply the Rent, before using any part of the same for any other purposes, first, to the payment of taxes and assessments upon the Property before penalty or interest is due thereon; second, to the cost of insurance, maintenance and repairs required by the terms of this Mortgage;
third, to the satisfaction of all obligations specifically set forth in the Leases; and, fourth, to the payment of interest and principal becoming due on the Note and this Mortgage. Upon receipt from the Noteholder of a Notice of Default, each lessee under the Leases is hereby authorized and directed to pay directly to the Noteholder all Rent thereafter accruing and the receipt of Rent by the Noteholder shall be a release of such lessee to the extent of all amounts so paid.
The receipt by a lessee under the Leases of a Notice of Default shall be sufficient authorization for such lessee to make all future payments of Rent directly to the Noteholder and each such lessee shall be entitled to rely on such Notice of Default and shall have no liability to Grantor for any Rent paid to the Noteholder after receipt of such Notice of Default. Rent so received by the Noteholder for any period prior to foreclosure under this Mortgage or acceptance of a deed in lieu of such foreclosure shall be applied by the Noteholder to the payment
(in such order as the Noteholder shall
determine) of: (a) all expenses of managing the Property, including but not limited to the salaries, fees and wages to a managing agent and such other employees as the Noteholder may deem necessary or desirable;
all expenses of operating and maintaining the Property, including but not limited to all taxes, assessments, charges, claims, utility costs and premiums for insurance, and the cost of all alterations, renovations, repairs or replacements; and all expenses incident to taking and retaining possession of the Property and/or collecting the Rent due and payable under the Leases; and (b) the Note and other indebtedness secured by this Mortgage, principal, interest, attorneys' and collection fees and other amounts, in such order as the Noteholder in its sole discretion may determine. In no event will the assignment pursuant to this Paragraph reduce the indebtedness evidenced by the Note or otherwise secured by this Mortgage, except to the extent, if any, that Rent is actually received by the Noteholder and applied upon or after said receipt to such indebtedness in accordance with the preceding sentence.
Without impairing its rights hereunder, the Noteholder may, at its option, at any time and from time to time, release to Grantor Rent so received by the Noteholder or any part thereof. As between Grantor and the Noteholder, and any person claiming through or under Grantor, other than any lessee under the Leases who has not received a Notice of Default pursuant to this Paragraph, the assignment contained in this Paragraph is intended to be absolute, unconditional and presently effective and the provisions of this Paragraph for notification of lessees under the Leases upon the occurrence of a default specified in this Mortgage are intended solely for the benefit of each such lessee and shall never inure to the benefit of Grantor or any person claiming through or under Grantor, other than a lessee who has not received such notice. It shall never be necessary for the Noteholder to institute legal proceedings of any kind whatsoever to enforce the provisions of this Paragraph. At any time during which Grantor is receiving Rent directly from lessees under the Leases, Grantor shall, upon receipt of written direction from the Noteholder, make demand and/or sue for all Rent due and payable under one or more Leases, as directed by the Noteholder, as it becomes due and payable, including Rent which is past due and unpaid.
In the event Grantor fails to take such
action, or at any time during which Grantor is not receiving Rent directly from lessees under the Leases, the Noteholder shall have the right (but shall be under no duty) to demand, collect and sue for, in its own name or in the name of Grantor, all Rent due and payable under the Leases, as it becomes due and payable, including Rent which is past due and unpaid. The Noteholder shall not be deemed to have taken possession of the Property except on the exercise of its option to do so, evidenced by its demand and overt act for such purpose. Grantor shall make no assignment or other disposition of the Rent, nor shall Grantor cancel or amend any Lease or any other instrument under which Rent is to be paid or waive, excuse, condone, discount, set off, compromise or in any manner release any obligation thereunder, nor shall Grantor receive or collect any Rent for a period of more than one month in advance of the date on which payment thereof is due and Grantor shall duly and punctually observe and perform every obligation to be performed by it under each Lease, and shall not do or permit to be done anything to impair the security thereof and shall enforce, to the extent such enforcement would be reasonably prudent under the circumstances, every obligation of each other party thereto. The assignment contained in this Paragraph 3.1 shall terminate upon the release of this Mortgage but no lessee under the Leases shall be required to take notice of such termination until a copy of a release of this Mortgage shall have been delivered to such lessee.

     3.2 CONTROLLING PROVISION.
Contemporaneously with the execution of this Mortgage, Grantor is executing an Assignment of Leases and Rents (herein so called) in favor of the Noteholder. To the extent any provision of Paragraph 3.1 above is construed to contradict, conflict with or be inconsistent with any term, condition or provision contained in the Assignment of Leases and Rents, the applicable terms, conditions and provisions of the Assignment of Leases and Rents shall supersede such contradicting, conflicting or inconsistent provisions of paragraph 3.1 and shall control.


ARTICLE 4

                     REMEDIES IN EVENT OF
DEFAULT

     4.1 DEFAULTS. The term "default" as used in this Mortgage shall mean the occurrence of any of the following events:

     (a) the failure of Grantor to make due
and punctual payment of the Note or of any other secured indebtedness or of any installment of principal thereof or interest thereon, or any other amount required to be paid under the Note, this Mortgage or any other instrument securing the payment of the Note, as the same shall become due and payable, whether at maturity or when accelerated pursuant to any power to accelerate contained in the Note or contained herein, and such failure continues after a period of five (5) days from the day written notice of such failure is given to Grantor; provided, that the Noteholder shall not be required to give such notice more than two (2) times during any twelve (12) month period; or

     (b) the failure of Grantor timely and
properly to observe, keep or perform any
covenant, agreement, warranty or condition
herein required to be observed, kept or
performed, other than those referred to in
subparagraph 4.1 (a) or in any other
subparagraph hereof, and such failure
continues after a period of thirty (30) days
from the day written notice of such failure
is given to Grantor; provided, that i   f
such failure because of its nature cannot reasonably be cured within such thirty (30) day period, and Grantor is diligently pursuing such cure, Grantor shall have an additional thirty (30) days to cure such failure; or

     (c) any representation contained herein
or in any other instrument securing the Note or otherwise made by Grantor or any other person or entity to the Noteholder in connection with the loan evidenced by the
Note is false or misleading in any material respect; or

     (d) a default or event of default occurs under any other instrument securing the payment of the secured indebtedness or any part thereof or under the Loan Agreement; or

     (e) Grantor becomes insolvent, or makes
a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; or

     (f) a receiver, trustee or custodian is
appointed for, or takes possession of, all or substantially all of the assets of Grantor or any of the Property, either in a proceeding brought by Grantor or in a proceeding brought against Grantor and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof or Grantor consents to or acquiesces in such appointment or possession;
or

     (g) Grantor files a petition for relief
under the Federal Bankruptcy Code, or any other present or future federal or state insolvency, bankruptcy or similar law (all of the foregoing including, without limitation, the Federal Deposit Insurance Act, hereinafter collectively called "applicable
Bankruptcy Law") or an involuntary petition for relief is filed against Grantor under any applicable Bankruptcy Law and such petition is not dismissed within thirty (30) days after the filing thereof, or an order for relief naming Grantor is entered under any applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by Grantor; or

     (h) the Property or any part thereof is
taken on execution or other process of law in any action against Grantor; or

     (i) Grantor fails to have discharged
within a period of thirty (30) days any
attachment, sequestration or similar writ levied upon any property of Grantor; or

     (j) Grantor fails to pay within thirty
(30) days any final (after all appeals are exhausted) money judgment against Grantor; or

     (k) any of the events referred to in
subheadings (e), (f), (g), (i) or (j) shall occur with respect to any joint venturer or general partner of Grantor or any guarantor of the payment of the secured indebtedness or any part thereof and shall not be remedied within the time set forth in said subheadings; or

     (l) Grantor abandons all or a portion of the Property; or

     (m) the holder of any lien or security
interest on the Property (without hereby implying the consent of the Noteholder to the existence or creation of any such lien or security interest) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

     (n) without the prior written consent of the Noteholder, Grantor sells, leases (other than leases entered into with Tenants of the Property in the ordinary course of business), exchanges, assigns, transfers, conveys or otherwise disposes of all or any part of the Property or any interest therein (except for the disposition of worn-out or obsolete personal property or fixtures under the circumstances described in subparagraph
2.2(g) hereof), or legal or equitable title to the Property, or any interest therein, is vested in any other party, in any manner whatsoever, by operation of law or otherwise, or submits the Property to a condominium regime pursuant to the Condominium Act of the State of Texas, it being understood that the consent of the Noteholder required hereunder may be refused by the Noteholder in its sole discretion or may be predicated upon any terms, conditions and covenants deemed advisable or necessary in the sole discretion of the Noteholder, including but not limited to the right to change the interest rate, date of maturity or payments of principal and/or interest on the Note, to require payment of any amount as additional consideration as a transfer fee or otherwise and to require assumption of the Note and this Mortgage; or

     (o) without the prior written consent of the Noteholder, Grantor creates, places or permits to be created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual (except for the lien for ad valorem taxes on the Property which are not delinquent), security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted
Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, subject, however, to Grantor's right to contest same in good faith, pursuant to the conditions for contesting liens in
Section 4.1 (r) of the Loan Agreement, or acquires any fixtures, equipment or other property forming a part of the Property pursuant to a lease, license or similar agreement in excess of $25,000 in the aggregate; or

     (p) the Property is so demolished,
destroyed or damaged that, in the reasonable judgment of the Noteholder, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time; or

     (q) so much of the Property is taken in
condemnation, or sold in lieu of
condemnation, or the Property is so
diminished in value due to any injury or damages to the Property, that the remainder thereof cannot, in the reasonable judgment of the Noteholder, continue to be operated profitably for the purpose for which it was being used immediately prior to such taking, sale or diminution; or

     (r) Grantor dissolves, liquidates,
merges or consolidates or more than forty percent (40%) of any ownership interest in Grantor is sold, assigned, transferred, mortgaged, pledged, encumbered, or otherwise disposed of, voluntarily or involuntarily, without the prior written consent of the Noteholder or, if an individual, Grantor dies or becomes legally incapacitated; or

     (s) any failure of any representation or warranty made under any Certification of Non-
Foreign Status furnished the Noteholder in connection with the Note to be true and correct in all respects or any failure to perform or other breach of any covenant therein; or

     (t) any failure of any representation or warranty made in any guaranty of the payment of the secured indebtedness or any part thereof to be true and correct in all material respects or any failure to perform or other breach of any covenant in said guaranty.

     4.2 ACCELERATION. Upon the occurrence of a default, the Noteholder shall have the option of declaring all secured indebtedness in its entirety to be immediately due and payable, and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as the Noteholder may elect.

     4.3 POSSESSION. Upon the occurrence of a default, or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, the Noteholder is authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property, or any part thereof, and to take possession of the Property and of all books, records and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property, including the right to rent the same for the account of Grantor and to deduct from such rents all costs, expenses and liabilities of every character incurred by the Noteholder in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property and to apply the remainder of such rents on the indebtedness secured hereby in such manner as the Noteholder may elect. All such costs, expenses and liabilities incurred by the Noteholder in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property, if not paid out of rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at the rate of interest payable on matured but unpaid principal of or interest on the Note, all of which shall constitute a portion of the secured indebtedness. If necessary to obtain the possession provided for above, the Noteholder may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. IN CONNECTION WITH ANY ACTION
TAKEN BY THE NOTEHOLDER PURSUANT TO THIS
PARAGRAPH 4.3, THE NOTEHOLDER SHALL NOT BE
LIABLE FOR ANY LOSS SUSTAINED BY GRANTOR
RESULTING FROM ANY FAILURE TO LET THE
PROPERTY, OR ANY PART THEREOF, OR FROM ANY
OTHER ACT OR OMISSION OF THE NOTEHOLDER IN
MANAGING THE PROPERTY (REGARDLESS OF WHETHER
SUCH LOSS IS CAUSED BY THE NEGLIGENCE OF THE
NOTEHOLDER) UNLESS SUCH LOSS IS CAUSED BY THE
WILLFUL MISCONDUCT AND BAD FAITH OF THE
NOTEHOLDER, NOR SHALL THE NOTEHOLDER BE
OBLIGATED TO PERFORM OR DISCHARGE ANY
OBLIGATION, DUTY OR LIABILITY UNDER ANY LEASE
AGREEMENT COVERING THE PROPERTY OR ANY PART
THEREOF OR UNDER OR BY REASON OF THIS
INSTRUMENT OR THE EXERCISE OF RIGHTS OR
REMEDIES HEREUNDER. GRANTOR SHALL AND DOES
HEREBY AGREE TO INDEMNIFY THE NOTEHOLDER FOR,
AND TO HOLD THE NOTEHOLDER HARMLESS FROM, ANY
AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY
OR MIGHT BE INCURRED BY THE NOTEHOLDER UNDER
ANY SUCH LEASE AGREEMENT OR UNDER OR BY
REASON OF THIS MORTGAGE OR THE EXERCISE OF
RIGHTS OR REMEDIES HEREUNDER AND FROM ANY AND
ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY
BE ASSERTED AGAINST THE NOTEHOLDER BY REASON
OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON
ITS PART TO PERFORM OR DISCHARGE ANY OF

THE TERMS, COVENANTS OR AGREEMENTS CONTAINED
IN ANY SUCH LEASE AGREEMENT, REGARDLESS OF
WHETHER SUCH LIABILITY, LOSS, DAMAGE, CLAIMS
OR DEMANDS ARE THE RESULT OF THE NEGLIGENCE
OF THE NOTEHOLDER. Should the Noteholder incur any such liability, the amount thereof, including costs, expenses and reasonable attorney's fees, shall be secured hereby and Grantor shall reimburse the Noteholder therefor immediately upon demand. Nothing in this Paragraph 4.3 shall impose any duty, obligation or responsibility upon the
Noteholder for the control, care, management or repair of the Property, nor for the carrying out of any of the terms and conditions of any such lease agreement; nor shall it operate to make the Noteholder responsible or liable for any waste committed on the Property by the Tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any Tenants, licensee, employee or stranger. Grantor hereby assents to, ratifies and confirms any and all actions of the Noteholder with respect to the Property taken under this Paragraph 4.3. For purposes of this paragraph, the term "Noteholder" shall include the directors, officers, partners, employees, attorneys and agents of the Noteholder and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with the Noteholder.

     4.4 FORECLOSURE. Upon the occurrence of
a default, the Trustee, his successor or substitute, is authorized and empowered and it shall be his special duty at the request of the Noteholder to sell the Mortgaged
Property or any part thereof situated in the State of Texas at the courthouse of any county in the State of Texas in which any part of the Mortgaged Property is situated, at public venue to the highest bidder for cash between the hours of 10 o'clock a.m. and 4 o'clock p.m. on the first Tuesday in any month after having given notice of such sale in accordance with the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust. Any sale made by the Trustee hereunder may be as an entirety or in such parcels as the Noteholder may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by the Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and the Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Mortgage and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but the Noteholder shall have the right, at its sole election, to request the Trustee to sell less than the whole of the Mortgaged

Property. After each sale, the Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the Property so sold to the purchaser or purchasers in fee simple with general warranty of title, and shall receive the proceeds of said sale or sales and apply the same as herein provided.
Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by the Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as the Noteholder may deem necessary until all of the Mortgaged Property has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of the Noteholder, such sale shall not exhaust the power of sale hereunder and the Noteholder shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by the Trustee or any successor or substitute appointed hereunder as to nonpayment of the indebtedness secured hereby, or as to the occurrence of any default, or as to the Noteholder having declared all of such indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to the refusal, failure or inability to act of the Trustee or any substitute or successor, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by the Noteholder or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The
Trustee, his successor or substitute, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of the Trustee, his successor or substitute.

     4.5 JUDICIAL FORECLOSURE. This
instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to any of the Property in any manner permitted by the laws of the State of Texas or of any other state in which any part of the Property is situated, and any foreclosure suit may be brought by the Trustee or by the Noteholder. In the event a foreclosure hereunder shall be commenced by the Trustee, or his substitute or successor, the Noteholder may at any time before the sale of the Property direct the said Trustee to abandon the sale, and may then institute suit for the collection of the Note and the. other secured indebtedness, and for the foreclosure of this Mortgage. It is agreed that if the Noteholder should institute a suit for the collection of the Note or any other secured indebtedness and for the foreclosure of this Mortgage, the Noteholder may at any time before the entry of a final judgment in said suit dismiss the same, and require the Trustee, his substitute or successor to sell the Property in accordance with the provisions of this Mortgage.

     4.6 RECEIVER. In addition to all other
remedies herein provided for, Grantor agrees that upon the occurrence of a default, the Noteholder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by the Noteholder, but nothing herein is to be construed to deprive the Noteholder of any other right, remedy or privilege it may now have under the law to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of the Noteholder to receive payment of the rents and income pursuant to Paragraph 3.1 hereof.
Any money advanced by the Noteholder in
connection with any such receivership shall be a demand obligation owing by Grantor to the Noteholder and shall bear interest from the date of making such advancement by the Noteholder until paid at the rate of interest payable on matured but unpaid principal of or interest on the Note and shall be a part of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness.

     4.7 PROCEEDS OF SALE. The proceeds of
any sale held by the Trustee or any receiver or public officer in foreclosure of the liens evidenced hereby shall be applied:

     FIRST, to the payment of all necessary
costs and expenses incident to such
foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee to the Trustee acting under the provisions of paragraph 4.4 if foreclosed by power of sale as provided in said paragraph, not exceeding five percent
(5%) of the proceeds of such sale;

     SECOND, to the payment in full of the
secured indebtedness (including specifically without limitation the principal, interest and attorney's fees due and unpaid on the Note and the amounts due and unpaid and owed to the Noteholder under this Mortgage) in such order as the Noteholder may elect; and

     THIRD, the remainder, if any there shall be, shall be paid to Grantor or to such other party or parties as may be entitled thereto by law.

     4.8 THE NOTEHOLDER AS PURCHASER. The
Noteholder shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor or by any receiver or public officer, and any Noteholder purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such Noteholder, or if such Noteholder holds less than all of such indebtedness the pro rata part thereof owing to such Noteholder, accounting to all other Noteholders not joining in such bid in cash for the portion of such bid or bids apportionable to such nonbidding Noteholder or Noteholders.

     4.9 UNIFORM COMMERCIAL CODE. Upon the
occurrence of a default, the Noteholder may exercise its rights of enforcement with respect to the Collateral under the Texas
Business and Commerce Code, as amended, and in conjunction with, in addition to or in substitution for those rights and remedies:

     (a) the Noteholder may enter upon the
Property to take possession of, assemble and collect the Collateral or to render it unusable; and

     (b) the Noteholder may require Grantor
to assemble the Collateral and make it
available at a place the Noteholder
designates which is mutually convenient to allow the Noteholder to take possession or dispose of the Collateral;
and

     (c) written notice mailed to Grantor as
provided herein five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

     (d) any sale made pursuant to the
provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Mortgaged Properly under power of sale as provided herein upon giving the same notice with respect to the sale of the Collateral hereunder as is required for such sale of the Mortgaged Property under power of sale; and

     (e) in the event of a foreclosure sale,
whether made by the Trustee under the terms hereof, or under judgment of a court, the Collateral and the Mortgaged Property may, at the option of the Noteholder, be sold as a whole; and

     (f) it shall not be necessary that the
Noteholder take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this paragraph is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

     (g) prior to application of proceeds of
disposition of the Collateral to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorney's fees and legal expenses incurred by the Noteholder; and

     (h) any and all statements of fact or
other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of any default, or as to the Noteholder having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by the Noteholder, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

     (i) the Noteholder may appoint or
delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Noteholder, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Noteholder.

     4.10 PARTIAL FORECLOSURE. In the event
of a default in the payment of any part of the secured indebtedness, the Noteholder shall have the right to proceed with foreclosure of the liens and security interests evidenced hereby without declaring the entire secured indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness;
and any such sale shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part this Mortgage shall remain in full force and effect just as though no sale had been made.
The proceeds of any such sale shall be
applied as provided in Paragraph 4.7 except that the amount paid under subparagraph
SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in subparagraphs FIRST and SECOND (modified as provided above) shall be applied to installments of principal of and interest on the Note in the inverse order of maturity. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

     4.11 REMEDIES CUMULATIVE. All remedies
herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the secured indebtedness, or any part thereof, or otherwise benefiting the Noteholder, and the Trustee and the Noteholder shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants here in and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     4.12 RESORT TO ANY SECURITY. The
Noteholder may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to the Noteholder in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

     4.13 WAIVER. To the full extent Grantor
may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force pertaining to the rights and remedies of sureties or providing for any appraisement, valuation, stay of execution, or redemption, and Grantor, for Grantor and Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of the assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of the Noteholder under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of the Noteholder under the terms of this Mortgage to the payment of such indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever.
If any law referred to in this paragraph and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors and assigns and such other persons claiming any interest in the Property might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this paragraph.

     4.14 DELIVER5I OF POSSESSION AFTER
FORECLOSURE. In the event there is a
foreclosure sale hereunder and at the time of such sale Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Grantor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain an action for forcible entry and detainer of said property.

     4.15 TENDER AFTER ACCELERATION.  If,
following the occurrence of a default and the acceleration of the secured indebtedness but prior to the foreclosure of this Mortgage against the Property; Grantor shall tender to the Noteholder payment of an amount sufficient to pay the entire secured indebtedness, such tender shall be deemed to be a voluntary prepayment under the Note and, consequently, Grantor shall also pay to the Noteholder any charge or premium required under the Note to be paid in order to prepay principal and, if such principal payment is made during any period when prepayment is prohibited by this Mortgage or the Note, the applicable charge or premium shall be the maximum prepayment penalty provided for in the Note; provided, however, that in no event shall any amount payable under this paragraph, when added to the interest otherwise payable on the Note and the other secured indebtedness, exceed the maximum interest permitted under applicable law.


ARTICLE 5


MISCELLANEOUS

     5.1 DEFEASANCE. If all of the secured
indebtedness be paid as the same becomes due and payable and if all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, then and in that event only, all rights under this Mortgage, except for Grantor's indemnification obligations set forth herein, shall terminate and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by the Noteholder in due form at Grantor's cost.

     5.2 SUCCESSOR TRUSTEE. The Trustee may
resign by an instrument in writing addressed to the Noteholder, or the Trustee may be removed at any time with or without cause by an instrument in writing executed by the Noteholder. In case of the death, resignation, removal or disqualification of the Trustee or if for any reason the Noteholder shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then the Noteholder shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by the Noteholder and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full or until the Property is sold hereunder. In the event the indebtedness secured hereby is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee provided for in the preceding sentence. Such appointment and designation by the Noteholder or by the holder or holders of not less than a majority of the indebtedness secured hereby shall be full evidence of the right and authority to make the same and of all facts therein recited. If the Noteholder is a corporation and such appointment is executed in its behalf by an officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Upon the making of any such appointment and designation, all of the estate and title of the Trustee in the Property shall vest in the named successor or substitute trustee and he shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee; but nevertheless, upon the written request of the Noteholder or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Property of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said
Trustee hereunder to said successor or
substitute Trustee. All references herein to the Trustee shall be deemed to refer to the Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.
Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.

     5.3 LIABILITY AND INDEMNIFICATION OF
TRUSTEE. THE TRUSTEE SHALL NOT BE LIABLE FOR
ANY ERROR OF JUDGMENT OR ACT DONE BY THE
TRUSTEE IN GOOD FAITH, OR BE OTHERWISE
RESPONSIBLE OR ACCOUNTABLE UNDER ANY
CIRCUMSTANCES WHATSOEVER (INCLUDING THE
TRUSTEE'S NEGLIGENCE1 EXCEPT FOR THE
TRUSTEE'S GROSS NEGLIGENCE OR WILLFUL
MISCONDUCT. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any moneys received by him hereunder. GRANTOR WILL REIMBURSE THE
TRUSTEE FOR AND INDEMNIFY AND SAVE HIM
HARMLESS AGAINST, ANY

AND ALL LIABILITY AND EXPENSES (INCLUDING
REASONABLE ATTORNEYS' FEES) WHICH MAY BE
INCURRED BY HIM IN THE PERFORMANCE OF HIS
DUTIES HEREUNDER (INCLUDlNG
ANY LIABILITY AND EXPENSES RESULTING FROM THE
TRUSTEE'S OWN NEGLIGENCE). THE FOREGOING
INDEMNITY SHALL NOT TERMINATE UPON RELEASE,
FORECLOSURE OR OTHER TERMINATION OF THIS
MORTGAGE.

     5.4 WAIVER BY THE NOTEHOLDER. The
Noteholder may at any time and from time to time in writing (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor doing any act which hereunder Grantor is prohibited from doing, or consent to Grantor failing to do any act which hereunder
Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property, or any interest therein, from the lien and security interest of this Mortgage without the joinder of the Trustee; or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the secured indebtedness, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of the Noteholder hereunder except to the extent specifically agreed to by the Noteholder in such writing.

     5.5 ACTIONS BY THE NOTEHOLDER. The lien, security interest and other security rights of the Noteholder hereunder shall not be impaired by any indulgence, moratorium or release granted by the Noteholder, including but not limited to (a) any renewal, extension, increase or modification which the Noteholder may grant with respect to any secured indebtedness, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which the Noteholder may grant in respect of the Property, or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. The taking of additional security by the Noteholder shall not release or impair the lien, security interest or other security rights of the Noteholder hereunder or affect the liability of Grantor or of any endorser or guarantor or other surety or improve the right of any permitted junior lienholder in the Property.

     5.6 RIGHTS OF THE NOTEHOLDER. The
Noteholder may waive any default without waiving any other prior or subsequent default. The Noteholder may remedy any default without waiving the default remedied.
Neither the failure by the Noteholder to exercise, nor the delay by the Noteholder in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Noteholder of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Noteholder and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by the
Noteholder of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

     5.7 NOTIFICATION OF ACCOUNT DEBTORS. The
Noteholder may at any time after default by Grantor notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay the Noteholder directly.

     5.8 REPRODUCTION AS FINANCING STATEMENT.
A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement.

     5.9 FIXTURE FILING. This Mortgage shall
be effective as a financing statement file as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records in the Office of the County Clerk where the Property (including said fixtures) is situated. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of
Section 9.103 of the Texas Business and
Commerce Code, as amended, and is to be filed for record in the real estate records of the county where the Property is situated. The mailing address of Grantor is set forth below opposite the signature of Grantor to this Mortgage and the address of the Noteholder from which information concerning the security interest may be obtained is the address of the Noteholder set forth at the end of this Mortgage.

     5.10 FILING AND RECORDATION. Grantor
will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating hereto to be recorded, filed, rerecorded and refiled in such manner and in such places as the Trustee or the Noteholder shall reasonably request, and will pay all such recording, fling, rerecording and refiling taxes, fees and other charges.

     5.11 DEALING WITH SUCCESSOR. In the
event the ownership of the Property or any part thereof becomes vested in a person other than Grantor, the Noteholder may, without notice to Grantor, deal with such successor or successors in interest with reference to this Mortgage and to the indebtedness secured hereby in the same manner as with Grantor, without in any way


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

vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness secured hereby. No sale of the Property, no forbearance on the part of the Noteholder and no extension of the time for the payment of the indebtedness secured hereby given by the Noteholder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder or for the payment of the indebtedness secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby, except as agreed to in writing by the Noteholder.

     5.12 PLACE OF PAYMENT. The Note and all
other secured indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Note, or if no such designation is made, at the office of the Noteholder at the address indicated in this Mortgage, or at such other place as the Noteholder may designate in writing.

     5.13 SUBROGATION. To the extent that
proceeds of the Note are used to pay
indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by the Noteholder at Grantor's request and the Noteholder shall be subrogated to any and all rights, security interests and liens owned or held by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released; provided, however, that the terms and provisions of this Mortgage shall govern the rights and remedies of the Noteholder and shall supersede the terms, provisions, rights and remedies under and pursuant to the instruments creating the lien or liens to which the Noteholder is subrogated hereunder.

     5.14 APPLICATION OF INDEBTEDNESS. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Mortgage.

     5.15 USURY. It is the intent of the
Noteholder and Grantor in the execution of the Note, this Mortgage and all other instruments now or hereafter securing the Note or executed in connection therewith or under any other written or oral agreement by Grantor in favor of the Noteholder to contract in strict compliance with applicable usury law. In furtherance thereof, the Noteholder and Grantor stipulate and agree that none of the terms and provisions contained in the Note, this Mortgage or any other instrument securing the Note or executed in connection herewith, or in any other written or oral agreement by Grantor in favor of the Noteholder, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by


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

applicable law. Neither Grantor nor any
guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Note or the other indebtedness secured hereby shall ever be required to pay interest on the Note or on indebtedness arising under any instrument securing the Note or executed in connection therewith, or in any other written or oral agreement by Grantor in favor of the Noteholder, at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of the Note, this Mortgage and any other instruments now or hereafter securing the Note or executed in connection herewith or any other oral or written agreements which may be in apparent conflict herewith. The
Noteholder expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Note is accelerated. If the maturity of the Note shall be accelerated for any reason or if the principal of the Note is paid prior to the end of the term of the Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by the Note exceeds the amount of interest that would have accrued at the applicable maximum lawful rate, the Noteholder shall, at its option, either refund to Grantor the amount of such excess or credit the amount of such excess against the principal balance of the Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of the excess interest. In the event that the Noteholder shall collect monies and/or any other thing of value which are deemed to constitute interest which would increase the effective interest rate on the Note or the other indebtedness secured hereby to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of the Noteholder, be either immediately returned to Grantor or credited against the principal balance of the Note then outstanding or the other indebtedness secured hereby, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Mortgage, Grantor acknowledges that it believes the loan evidenced by the Note to be non-usurious and agrees that if, at any time, Grantor should have reason to believe that such loan is in fact usurious, it will give the Noteholder notice of such condition and Grantor agrees that the Noteholder shall have ninety (90) days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition it in fact such exists. The term
"applicable law" as used in this paragraph shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.








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

     5.16 NOTICE. Any notice, request, demand or other communication required or permitted hereunder, or under the Note, or under any other instrument securing the payment of the Note (unless otherwise expressly provided therein) shall be given in writing by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United
States Mail, postage prepaid, registered or certified mail, return receipt requested, or
(d) prepaid telegram, telex or telecopy sent to the intended addressee at the address shown on the signature page of this Mortgage, or to such different address as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given and received either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt;
provided that, service of a notice required by Tex. Property Code Section 51.002 shall be considered complete when the requirements of that statute are met.

     5.17 HEIRS. SUCCESSORS AND ASSIGNS. The
terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor including all successors in interest of Grantor in and to all or any part of the Property, and shall inure to the benefit of the Trustee and the Noteholder and their respective heirs, successors, substitutes and assigns and shall constitute covenants running with the land.
All references in this Mortgage to Grantor, Trustee or the Noteholder shall be deemed to include all such heirs, devisees, representatives, successors, substitutes and assigns.

     5.18 SEVERABILITY. A determination that
any provision of this Mortgage is
unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     5.19 GENDER AND NUMBER. Within this
Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, and words in the plural number shall be held and construed to include the singular, unless in each instance the context otherwise requires.

     5.20 COUNTERPARTS. This Mortgage may be
executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.




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

     5.21 JOINT AND SEVERAL. Where two or
more persons or entities have executed this Mortgage, unless the context clearly indicates otherwise, the term "Grantor" as used in this Mortgage means the grantors hereunder or either or any of them and the obligations of Grantor hereunder shall be joint and several.

     5.22 REPORTING REQUIREMENTS. Grantor
agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The
International Investment Survey Act of 1976,
The Agricultural Foreign Investment
Disclosure Act of 1978, The Foreign
Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of the Noteholder to furnish the Noteholder with evidence of such compliance.

     5.23 HEADINGS. The paragraph headings
contained in this Mortgage are for
convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

     5.24 CONSTRUCTION MORTGAGE. This
Mortgage is a construction mortgage (as that term is defined in Section 9.313(a) (3) of the Texas Business and Commerce Code) in that it secures an obligation incurred for the construction of an improvement on land including the acquisition cost of the land.
It is understood and agreed that funds to be advanced upon the Note are to be used in the construction of certain improvements on the land herein described in accordance with the Loan Agreement.

     5.25 CONSENT OF THE NOTEHOLDER. Except
where otherwise provided herein, in any
instance hereunder where the approval,
consent or the exercise of judgment of the Noteholder is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Noteholder, and the Noteholder shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the Noteholder's judgment.

     5.26 MODIFICATION OR TERMINATION. The
Loan Documents may only be modified or
terminated by a written instrument or
instruments executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.






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

     5.27 NEGATION OF PARTNERSHIP. Nothing
contained in the Loan Documents is intended to create any partnership, joint venture or association between Grantor and the
Noteholder, or in any way make the Noteholder a co-principal with Grantor with reference to the Property, and any inferences to the contrary are hereby expressly negated.

     5.28 MODIFICATION BY SUBSEQUENT OWNERS.
Grantor agrees that it shall be bound by any modification of this Mortgage or any of the other Loan Documents made by the Noteholder and any subsequent owner of the Property, with or without notice to Grantor, and no such modification shall impair the obligations of Grantor under this Mortgage or under any Loan Document. Nothing in this paragraph shall be construed as permitting any transfer of the Property which would constitute a default under this Mortgage.

     5.29 ENTIRE AGREEMENT. The Loan
Documents constitute the entire understanding and agreement between Grantor and the Noteholder with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Grantor and the Noteholder with respect thereto. Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by the Noteholder to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Loan Documents.

     5.30 APPLICABLE LAW. THIS MORTGAGE AND
THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER AND
THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED
BY AND CONSTRUED AND ENFORCED IN ACCORDANCE
WITH. THE LAWS OF THE STATE OF TEXAS WITHOUT
GIVING EFFECT TO TEXAS' PRINCIPLES OF
CONFLICTS OF LAW) AND THE LAW OF THE UNITED
STATES APPLICABLE TO TRANSACTIONS IN SUCH
STATE. GRANTOR HEREBY IRREVOCABLY SUBMITS TO
THE NON-EXCLUSIVE JURISDICTION OF ANY TEXAS
OR FEDERAL COURT SITTING IN DALLAS. TEXAS OR
ANY COUNTY IN TEXAS WHERE ANY PORTION OF THE
PROPERZY IS LOCATED OVER ANY SUIT. ACTION OR
PROCEEDING ARISING OUT OF OR RELATING TO ANY
OF THE LOAN DOCUMENTS. AND GRANTOR HEREBY
AGREES AND CONSENTS THAT IN ADDITION TO ANY
METHODS OF SERVICE OF PROCESS PROVIDED FOR
UNDER APPLICABLE LAW ALL SERVICE OF PROCESS
IN ANY SUCH SUIT ACTION OR PROCEEDING IN ANY
TEXAS OR FEDERAL COURT SITTING IN DALLAS.
TEXAS (OR SUCH OTHER COUNTY IN TEXAS) MAY BE
MADE BY CERTIFIED OR REGISTERED MAIL. RETURN
RECEIPT REQUESTED DIRECTED TO GRANTOR AT THE
ADDRESS OF GRANTOR FOR THE GIVING OF NOTICES
PURSUANT TO PARAGRAPH


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

     5.16 HEREOF AND SERVICE SO MADE SHALL BE
COMPLETE FIVE 5 DAYS AFTER THE SAME SHALL
HAVE BEEN SO MAILED.

     5.31 WAIVER OF JUDICIAL PROCEDURAL
MATTERS. Grantor hereby expressly and
unconditionally waives, in connection with any suit, action or proceeding brought by the Noteholder in connection with any of the Loan
Documents, any and every right it may have to
(i) injunctive relief, (ii) a trial by jury,
(iii) interpose any counterclaim therein, and
(iv) have the same consolidated with any other or separate suit, action or proceeding.
Nothing herein contained shall prevent or prohibit Grantor from instituting or maintaining a separate action against the Noteholder with respect to any asserted claim.

     IN WITNESS WHEREOF, Grantor has executed this Deed of Trust, Mortgage and Security
Agreement as of the 26th day of
November,1996.

The address of Grantor is:         ESC II,
L.P.,
                    a Washington limited
               partnership

                    By: ESC G.P. II, INC., a
          Washington
3131 Elliott Avenue      corporation, general
          partner
Suite 500
Seattle, Washington 98121     By:  /s/
Raymond R. Brandstrom

-----------------------------------

Name:  Raymond R. Brandstom

Title:    President

The address of the
Noteholder is:

100 South Wacker Drive Suite 400
Chicago, Illinois 60606

THE STATE OF Washington  )
                    )
 COUNTY OF King          )

     This instrument was acknowledged before
me on November 25, 1996, by Raymond R.
Brandstrom, President of ESC G.P. II, INC., a
Washington corporation, in its capacity as general partner of ESC II, L.P., a Washington limited partnership, on behalf of said corporation and limited partnership.


/s/ Catherine L. Pasquan

-------------------------------
                            Notary Public
State of WA


Print Name of Notary:

Catherine L. Pasquan

---------------------------------

[SEAL]

My commission expires:

March 30, 1999
----------------------------
























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